Supplement
Dated July 25, 2007
To the Activa International Fund
Prospectus and Statement of Additional Information
Dated April 27, 2007



The Sub-Adviser of Activa International Fund (the "Fund") is Tradewinds Global Investors, LLC ("Tradewinds"), 2049 Century Park East, 20th Floor, Los Angeles, CA 90067. The Sub-Adviser is a wholly-owned subsidiary of NWQ Holdings, LLC which is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen is a publicly owned company whose shares are traded on the New York Stock Exchange. However, Nuveen has entered into a merger agreement to be acquired by an investor group led by Madison Dearborn Partners, LLC ("Madison Dearborn"). Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The investor group's members include Merrill Lynch and several other financial institutions. The merger is expected to be completed by the end of the year subject to the satisfaction of certain conditions. There can be no assurance that the merger will be consummated.

The consummation of the merger will be deemed to be an "assignment" (as defined in the Investment Company Act of 1940) of the Sub-Adviser Agreement between the Fund and Tradewinds, and will result in the automatic termination of the agreement. It is anticipated that the Board of Trustees of the Fund will consider a new Sub-Adviser Agreement with Tradewinds prior to the consummation of the merger. If approved by the Board, the new Sub-Adviser Agreement would take effect upon consummation of the merger.

It is anticipated that the terms and conditions of the new Sub-Adviser Agreement will be the same as the terms and conditions of the present Sub-Adviser Agreement. It is also anticipated that here will be no change in the portfolio management of the Fund or in the Fund's investment objectives or policies. Activa Asset Management LLC will continue to serve as the Fund's Investment Adviser.

If the merger does not occur, Tradewinds will continue to serve as the Fund's Sub-Adviser pursuant to the present Sub-Adviser Agreement between Tradewinds and the Fund.